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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  January 22, 1999
                       ---------------------------------
                       (Date of earliest event reported)


                                LeaRonal, Inc.
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            (Exact name of registrant as specified in its charter)


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
  New York                        0-3183              11-1717548
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(State or other jurisdiction    (Commission       (I.R.S. Employer
 of incorporation)              File              Identification No.)
                                Number)

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                 272 Buffalo Avenue, Freeport, New York  11520
            -------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:

                                (516) 868-8800
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Item 1.   Changes in Control of Registrant.
          --------------------------------

          (a) On January 23, 1999, Rohm and Haas Company, a Delaware corporation ("Parent"), announced that Lightning Acquisition Corp., a New York corporation and a wholly owned subsidiary of Parent ("Purchaser"), had completed, on January 22, 1999, its previously announced tender offer (the "Offer") for all of the issued and outstanding shares of common stock, par value $1.00 per share (the "Shares"), of LeaRonal, Inc., a New York corporation (the "Company"), at a purchase price of $34.00 per Share in cash. The Offer was made pursuant to an Agreement and Plan of Merger, dated as of December 20, 1998, by and among Parent, Purchaser and the Company (the "Merger Agreement"). According to Parent and based on a preliminary count, as of the expiration of the Offer at 12:00 midnight on January 22, 1999, 12,029,687 Shares, representing approximately 95.9 percent of the outstanding Shares (the "Purchased Shares"), had been tendered and accepted for payment by Purchaser.

          On January 26, 1999, pursuant to the Merger Agreement, Purchaser merged with and into the Company with the Company surviving as a wholly owned subsidiary of Parent (the "Merger"). The approval of the holders of the Shares was not required to effect the Merger pursuant to the applicable provisions of the New York Business Corporation Law. The Shares issued and outstanding immediately prior to the effective time of the Merger and not otherwise acquired pursuant to the Offer were converted, subject to any appraisal rights, into the right to receive $34.00 in cash per Share, without interest thereon.

          Pursuant to Section 1.4 of the Merger Agreement, following the purchase of the Shares by Purchaser pursuant to the Offer, on January 23, 1999, Purchaser designated the following eight individuals for election as directors of the Company: William C. Andrews, Bradley J. Bell, Rajiv L. Gupta, Stephen J. Robinson, Pierre Brondeau, J. Michael Fitzpatrick, Richard C. Shipley and Charles M. Tatum.

          Additional information regarding the Offer and the Merger, including descriptions thereof and of any arrangements or understandings with respect to the election of directors and other matters, is included in the Company's Solicitation/Recommendation Statement on Schedule 14D-9 which was filed with the Securities and Exchange Commission on December 23, 1998 (the "Schedule 14D-9") and provided to the Company's stockholders. The Schedule 14D-9 is hereby incorporated herein by reference.

          A copy of the press release of Parent announcing the consummation of the Offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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Item 7.   Financial Statements and Exhibits.
          ---------------------------------


          (c) Exhibits

          99.1 Press Release, dated January 23, 1999.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                         LEARONAL, INC.
                         (Registrant)


                         By:  /s/   Ronald F. Ostrow
                            ---------------------------------------------------
                            Name:  Ronald F. Ostrow
                            Title: President and Chief Executive Officer



Date:  February 2, 1999
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                                 EXHIBIT INDEX


Exhibit
Number                     Exhibit
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99.1          Press Release, dated January 23, 1999.